CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

AMENDMENT NO. 5

TO THE

MASTER SERVICES AGREEMENT
And
SUPPLEMENT A

BETWEEN

CORELOGIC SOLUTIONS, LLC

AND

NTT DATA SERVICES, LLC

Amendment 5 Effective Date May 15, 2018

This document contains proprietary and confidential information of CoreLogic and NTT DATA Services. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

AMENDMENT NO. 5
TO THE
MASTER SERVICES AGREEMENT
THIS AMENDMENT NO. 5 (this “Amendment”) is entered into as of May 15, 2018 (the “Amendment Date”) by and between CoreLogic Solutions LLC (“CoreLogic”) and NTT DATA Services, LLC (“Supplier”) to be effective as of May 15, 2018, (the “Amendment Effective Date”).
WHEREAS, CoreLogic and Supplier are parties to a MSA and Supplement A, each dated as of July 19, 2012; Amendment No. 1 to the MSA dated October 23, 2012; Amendment No. 2 to the MSA dated December 6, 2012; Amendment No. 3 to the MSA dated March 17, 2017; and Amendment No. 4 to the MSA dated October 1, 2017.
WHEREAS, CoreLogic and Supplier intend to further amend and restate the Agreement documents set forth below.
NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, CoreLogic and Supplier hereby agree as follows:

1.	APPLICABILITY OF PROVISIONS OF THE AGREEMENT
This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, except to the extent such provisions are expressly modified by this Amendment. Capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement except as otherwise expressly set forth in this Amendment.

2.	NEW AND AMENDED CONTRACT DOCUMENTS
Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:
3.2 Amended and Restated Contract Documents. The following contract documents are hereby stricken in their entirety and replaced, respectively with those attached to this Amendment:
Schedule A-3.1    Service Level Matrix

◦	Updated Service Level Matrix to add Key Measure for PC refresh
Schedule A-3.2    Service Level Definitions and Measurement Methodology

◦	Added Key Measure for PC Refresh and CSI Flags as appropriate

3.	GOVERNING LAW.

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL
Amendment No. 5    Page 1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the Agreement.

4.	HEADINGS.
The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

5.	OTHER PROVISIONS OF THE AGREEMENT UNCHANGED.
Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

6.	SIGNATURES.
This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same Amendment. Signatures to this Amendment sent by facsimile or by PDF shall be deemed for all purposes to be the same as original signatures.
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.
CORELOGIC SOLUTIONS, LLC            NTT DATA SERVICES, LLC
By: /s/ Kevin Tang                    By: /s/ John Evans
Printed Name: Kevin Tang                Printed Name: John Evans
Title: SCVM Sr. Leader                Title: Client Executive

CORELOGIC/NTT DATA SERVICES CONFIDENTIAL	Amendment No. 5	2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
NTT Data Services, LLC

Supplement A

Schedule A-3.2:
Service Level Definitions and Measurement Methodology

This document contains proprietary and confidential information of CoreLogic and NTT Data. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and NTT Data.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

1.	Introduction

1.
Agreement. This Schedule A-3.2 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

2.	References. All references in this Schedule to articles, sections and attachments shall be to this Schedule, unless another reference is provided.

3.
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule 1 to the MSA, Schedule A-1 to Supplement A or elsewhere in the Agreement.

4.
General Service Level Exceptions. In addition to Section 10.2 and Section 4.4 (last sentence) of the MSA, any Service Levels affected by Software or Equipment listed in the known error database because the Software or Equipment is end of life or no longer vendor supported, or the version is out of currency, or for other known error or issue not caused by Supplier for which the recommended remedial action has not been approved or implemented by CoreLogic shall be an exception and excluded from the Service Level measurement.

5.	Valid Use of Pending. The following reasons are the only valid uses of pending, and must have an associated work note attached to the ticket describing the reason for the pending status.

1.	The following valid pending reasons apply to all ticket types:

a.	Waiting on CoreLogic

b.	Waiting on CoreLogic vendor

2.	The following valid pending reasons apply to incidents only:

a.	Waiting on an agreed upon scheduled change

b.	Pending approved by CoreLogic on MIM call for some other reason

c.	Time during application recovery or business validation after service or infrastructure is restored

d.	Previously unknown third party software defects

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

2.	Service Level Definitions

1.	2.2.a CSL-SM-Incident Handling - Critical

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
The intent of this Service Level is to measure the time interval between an Incident creation dates for tickets with Critical Priority to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround

Associated hours of Operation:	24x7
Reporting Tools:	OPAS
Exceptions:
Restoration Time does not include the following:
- Pending time allowed as indicated in section 1.6.
- If there are instances or circumstances at a non-Dell facility where equipment failures (outside of equipment that we support) fail and that inhibits/prohibits us from rendering services, then it’s suspended.  Some of this could include Power failures, local equipment not in our support, etc.
- Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA.

Incidents and outages due to the following incident management exclusion reasons:
2.2.a.1 Scrub, Incident deemed misclassified by CoreLogic exclusion committee.
2.2.a.2 Scrub, Non-Supplier supported site.
2.2.a.3 Scrub, Server/System not in production (not in-service).
2.2.a.4 Scrub, CoreLogic Application related outage that is not Supplier infrastructure caused.
2.2.a.5 Scrub, duplicate Incident record.
2.2.a.6 Scrub, Scheduled Downtime per system.
2.2.a.7 Scrub, Monitoring Alerts, no outage or CoreLogic impact noted.
2.2.a.8 Scrub, Eligible Recipient requested escalation for Emergency Change, No CoreLogic outage.
2.2.a.9 Scrub, CoreLogic requested the Incident Severity be raised to bypass process/lead times.
2.2.a.10 Scrub, Non-Supplier Third Party outage.
2.2.a.11 Scrub, Final CoreLogic Resolver Group.
2.2.a.12 Scrub, Incident related to Supplier reported known errors where solution/remediation not approved by CoreLogic.
2.2.a 13 Scrub NDPM Non-Dell Project Management escalation and/or outage
2.2.a.13 Scrub, Aged CoreLogic records re-assigned to Dell Support.
2.2.a.14 Scrub, Internal Dell support created
2.2.a.15 Scrub, Project related

Critical & High priority incidents that are assigned & related as child records to the Dell Network Operations (NETOPS-GLOBAL-LEVERAGED) are excluded.

Supplemental definition of terms:	Priority (Severity) Level definitions are found in Schedule A-1 Section 2
Low Volume Eligible:	Yes, provided that if any *** Incident is not resolved within ***, then this Low Volume exception shall not apply.
Threshold parameters:	***% of Incidents are restored within ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
SLA Metrics and parameters: (field names in OPAS)	Supporting Company+* All Incident Recording during the Reporting Period Priority* Status. Resolved. Date/TIME Exclude from Reporting based on RCA Opened Date/Time Total Pending Time
Logical description of the SLA calculation:
Report Criteria
(a) Company+*="CORELOGIC ", “STARS”, “RELS”,”FINITI”
(b) Status. Resolved Date/TIME is within the data range selected for running the report
(c) Priority = “Critical”
(d) Submitted Date/Time
(e) Exclude from SLA Reporting <> “Yes”
(f) Support Organization= Dell* or Support Group = CLGX-AOC

2. Incident Handling calculation
Time to restore service = Status Resolved Date/TIME - Submitted Date/Time – Pending Time
On-time Resolution = Resolved - Opened - On Hold

Supplementary criteria
MIM (Major Incident Management) event Critical priority records that align with a Server and or Service Availability SLA’s utilize the AIR (After Incident Review) & Whiteboard documents to calculate business impact duration via the OPAS CI Unavailability record. Process & procedure related missed MIM records (Examples: Failing to place in pending or resolved status at appropriate times, Incident records created with a Dell OPAS people record that load non-CoreLogic SLM targets & milestones) utilize the AIR (After Incident Review) & Whiteboard documents to calculate true business impact duration.

Calculations
Service Level Achievement = (Count of Critical Tickets Resolved within Threshold/Critical Incidents Resolved during reporting period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

2.	2.2.b CSL-SM-Incident Handling - High

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
Measures the time interval between an Incident Creation Date being registered in the service management tool for High Priority Incidents to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround.

Associated hours of Operation:	24x7
Reporting Tools:	OPAS
Exceptions: Continual Service Improvement
Restoration Time does not include the following:
- Pending time allowed as indicated in section 1.6 above.
- If there are instances or circumstances at a non-Dell facility where equipment failures (outside of equipment that we support) fail and that inhibits/prohibits us from rendering services, then it’s suspended.  Some of this could include Power failures, local equipment not in our support, etc.
- Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA.

Incidents and outages due to the following incident management exclusion reasons:
2.2.a.1 Scrub, Incident deemed misclassified by CoreLogic exclusion committee.
2.2.a.2 Scrub, Non-Supplier supported site.
2.2.a.3 Scrub, Server/System not in production (not in-service).
2.2.a.4 Scrub, CoreLogic Application related outage that is not Supplier infrastructure caused.
2.2.a.5 Scrub, duplicate Incident record.
2.2.a.6 Scrub, Scheduled Downtime per system.
2.2.a.7 Scrub, Monitoring Alerts, no outage or CoreLogic impact noted.
2.2.a.8 Scrub, Eligible Recipient requested escalation for Emergency Change, No CoreLogic outage.
2.2.a.9 Scrub, CoreLogic requested the Incident Severity be raised to bypass process/lead times.
2.2.a.10 Scrub, Non-Supplier Third Party outage.
2.2.a.11 Scrub, Final CoreLogic Resolver Group.
2.2.a.12 Scrub, Incident related to Supplier reported known errors where solution/remediation not approved by CoreLogic.
2.2.a 13 Scrub NDPM Non-Dell Project Management escalation and/or outage
2.2.a.13 Scrub, Aged CoreLogic records re-assigned to Dell Support.
2.2.a.14 Scrub, Internal Dell support created
2.2.a.15 Scrub, Project related

Critical & High priority incidents that are assigned & related as child records to the Dell Network Operations (NETOPS-GLOBAL-LEVERAGED) are excluded.

Yes

Supplemental definition of terms:	Priority (Severity) Level definitions are found in Schedule A-1 Section 2
Low Volume Eligible:	Yes, provided that if any single Incident is not resolved within ***, then this Low Volume exception shall not apply.
Threshold parameters:	***% of Incidents are restored within ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
SLA Metrics and parameters: (field names in OPAS)	Supporting Company+* All Incident Recording during the Reporting Period Priority* Status. Resolved. Date/TIME Exclude from Reporting based on RCA Opened Date/Time Total Pending Time
Logical description of the SLA calculation:
Report Criteria
(a) Company+*="CORELOGIC ", “STARS”, “RELS”, ”FINITI”
(b) Status. Resolved Date/TIME is within the data range selected for running the report
(c) Priority = “Critical”
(d) Submitted Date/Time
(e) Exclude from SLA Reporting <> “Yes”
(f) Support Organization= Dell* or Support Group = CLGX-AOC

2. Incident Handling calculation
Time to restore service = Status Resolved Date/TIME - Submitted Date/Time – Pending Time
On-time Resolution = Resolved - Opened - On Hold

Supplementary criteria
MIM (Major Incident Management) event High priority records that align with a Server and or Service Availability SLA’s utilize the AIR (After Incident Review) & Whiteboard documents to calculate business impact duration via the OPAS CI Unavailability record. Process & procedure related missed MIM records (Examples: Failing to place in pending or resolved status at appropriate times, Incident records created with a Dell OPAS people record that load non-CoreLogic SLM targets & milestones) utilize the AIR (After Incident Review) & Whiteboard documents to calculate true business impact duration.

Calculations
Service Level Achievement = (Count of Critical Tickets Resolved within Threshold/Critical Incidents Resolved during reporting period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

3.	2.2.c KM-SM-INCIDENT COMMUNICATION

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Percentage of Critical and High Priority Incidents that are communicated within the target timeframe. Measures the time interval between an Incident record being registered in the service management tool for Critical and High Priority Incidents and the time a page/phone and email is sent to CoreLogic via OPAS's FYI paging functionality. Elapsed number of minutes between the creation of a Critical or High Priority Incident and the time that Dell activates the Major Incident Management (MIM) Process including notifying CoreLogic via using the standard critical Priority Incident Notification Email template, to resolve such Critical, as reflected in the corresponding Incident Ticket

Associated hours of Operation:	25x7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS
Exceptions:	N/A
Supplemental definition of terms:	None
Low Volume Eligible:	Yes, provided that if any single Incident is not resolved within ten (30) minutes, then this Low Volume exception shall not apply
Threshold parameters:	***% of Incidents are communicated within ***
SLA Metrics and parameters: (field names in OPAS)	Company Priority OPAS FYI Notification Time Stamp Email Work Log Time Stamp Work Info Log Time Stamp for MIM Bridge Opening
Logical description of the SLA calculation:
Report Criteria
Support Company = “CORELOGIC”, STARS”,”RELS”,”FINITI”
Priority = “Critical” or “High”
Assigned Submitted Date/Time = reporting period
Resolved Date/Time within the SLA reporting period
Work log date/time Stamp

This is based on contractual SLA, which essentially covers Severity 1 and 2 (Critical and High) via OPAS FYI, and activation of MIM for Severity 1 (Critical) and notification to CoreLogic via email template within ***.

Calculations (Manual)
The numbers are based on the following criteria:
1. Included Critical and High incidents that were deemed to be Business Impacting or MIM generated incidents.
2. Does not include every incident that triggered Critical or High (e.g., automated alert) that was not identified as business impacting (MIM generated).
3. FYI paging and/or email via OPAS FYI is based on self-subscription and does not qualify who from CoreLogic may have subscribed for FYI alerts. For clarity, the number of CoreLogic employees with FYI subscription (or none) does not influence met/missed for this aspect of the metric. Only the inability to deliver FYI notifications, regardless of the number of subscriptions influences the metric.
4. Only Critical incidents were included in the MIM email notification (per contract). This means Critical is subject to a two prong metric: FYI + MIM email within ***. A miss of *** was counted as a miss for that incident.
5. Total population subject to the SLA calculation (Total Critical + High Incidents that were MIM incidents).

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

4.	2.2.d KM-SM-PERCENTAGE OF INCIDENTS THAT ARE ACCURATELY TRIAGED

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Percentage of notifications (including automated alerts) that are accurately triaged, categorized and input into the appropriate Service Management system
Associated hours of Operation:	25x7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS
Exceptions: Continual Service Improvement	Any trusted or custom event source incidents (those submitted from outside the current Supplier tools or teams) will be agreed upon before being included in this calculation. Yes
Supplemental definition of terms:

Measures the percentage of incidents that are submitted to the ticketing system and have initial accurate categorization and assignment. For greatest accuracy, an Incident record should be created to track each inaccuracy. This would be measured using OPAS Incidents and reporting exceptions.

Low Volume Eligible:	Yes
Threshold parameters:	***% of Critical and High Priority Incidents are accurately triaged, categorized and input to system
SLA Metrics and parameters: (field names in OPAS)	Incident Management Triage Field Flagging Root Cause Analysis Report to include if Triage was done Accurately per guidelines defined in Problem Management process
Logical description of the SLA calculation:
Report Criteria
Steady State Service Management will review all Critical and High Priority during Root Cause Analysis, with CoreLogic, to agree on whether the Incident has had an Accurate Triage. Incident Ticket will be flagged using an identified field if it is accurately triaged or Not

Calculations (Manual)
% Accurately Triaged = (Total Tickets for High and Critical Priority –( Total Incident Tickets where Incident accuracy=”No” or Transfer Group >3))/ /Total Critical and High Priority Tickets during the reporting period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

5.	2.2.3 KM-SM-Incident Communication - Continual

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure Continual: Percentage of Incidents where updates are sent within the target
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident
Exceptions:	This does not include any communication outside the Supplier Service Management process. Any Communication suspension as agreed by Dell and CoreLogic.
Supplemental definition of terms:

Measures the percentage of Critical Incidents where communication to established stakeholders is distributed within 5 minutes of the 30-minute target during the duration of the Critical Incident

NOTE:
Measurement of KM will be through an agreed-upon process and timestamp within the OPAS system or email transmission mechanism

Low Volume Eligible:	None
Threshold parameters:	***% of all Critical Incident Communications sent no later than *** of the *** target.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CMDB Urgency
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”
Incident Records where Resolved Date/Time falls within reporting period
Priority = Critical

Calculations (will be done Manually by Service Management)
Service Level Achievement = (A/B) * 100%
A = Number of Critical Incident Communications which MET Target
B = Total count of Critical Incident Communications

Verification Steps:
1. Distribution Time Stamp of each Communication is reviewed to determine if update is sent at least every ***.
 2. Critical Incident Communication = MET if step 1 is true and time stamp within *** of the *** target have elapsed since previous update

Example scenario: Initial MIM is sent at ***, the first update would be due at or between ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

6.	2.2.f1/2.2.f2 KM-SM-Problem Management-Service Impact Document Delivery (AIR and RCA)

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the percentage of times an After Incident Report (AIR) document and final RCA that covers the items listed below is completed for Critical and High Priority Incidents and a Problem Review Meeting is completed within the target timeframe.
- Incident details through restoration
- Business impact
- RCA - if known
- Long term - fix if known

Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Problem Management
Exceptions:	Excludes Problem records where CoreLogic critical/key stakeholder participation was not included within the target timeframe.
Continual Service Improvement Supplemental definition of terms:

Yes

•    Critical priority - Within ***, an initial Problem record is created (After Incident Report (AIR)), and within ***, a final Root Cause Analysis (RCA) is completed.
•    High priority - Within ***, an initial Problem record is created (After Incident Report (AIR)), and within ***, a final Root Cause Analysis (RCA) is completed
•    Measures the percentage of times an AIR document and final RCA that covers the items listed below is completed for Critical & High Incidents and a Problem Review Meeting is completed within the target timeframe.

* Incident details through restoration
* Business impact
* RCA - if known
* Long term - fix if known

Actual closure of the RCA and Problem record is dependent on remediation activities needed.

Low Volume Eligible:	No
Threshold parameters:	***% of AIRs are delivered within *** and Final RCA is delivered and reviewed with CoreLogic within *** for Critical and *** for High Priority Incidents
SLA Metrics and parameters: (field names in OPAS)	Company+* Work Log Entry in Incident Manual Report Tracking System

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “STARS”, “RELS”, “FINITI”
Problem Records where Completed Date/Time within the reporting period

Steady State must enter work log Information on Initial RCA and Final RCA into each Record. A report will be provided to support when RCAs are submitted based on Incident Critical/High work log Info.
Calculations (will be done Manually by Service Management)
Service Level Achievement = Total Records where Threshold is met during reporting period /Total Problem Records during the reporting Period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

7.	2.2.g KM-SM-ASSET INVENTORY- ACCURACY

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to Measures the accuracy of ***% of CIs and associated attributes (as defined in the Policy and Procedures Manual) stored in the Supplier Asset Management Database.
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	AMDB and KACE
Exceptions:	Any assets within the sample set that are unavailable or inaccessible to Supplier tools and/or Supplier Personnel will be excluded from this calculation
Supplemental definition of terms:

In order to measure this SLA each month a random sampling of ***% of the actively reporting KACE servers and workstations will be obtained. The criteria determine if the CIs are compliant will be the following:
1)    Does the device exist in the AMDB?
2)    If no, then this counts as a failure
3)    If yes, then is the device in ‘deployed’ status in the AMDB?
If not in a ‘deployed’ status, then this counts as a failure
4)    If yes and in a Deployed status then compare the data pulled from KACE and compare it to the comparable field of data in the AMDB
5)    If any of the fields for a device does not match, then the device counts as a failure
6)    All others are accurate [this count to feed into the count of accurately reported CIs within the sample set

Each device included in a random sample audit will be tagged with a Last Audit Date. Devices with Last Audit Dates within the preceding *** will be excluded from inclusion in the random sampling.
The results of the audit and supporting data will be provided to Service Management as per their processes to include the data in the SLA calculations and reporting requirements.
Each device failing the audit will be remediated each month and will have an on-line edit function to record notes as to the remediation.
Each *** prior to the new sampling, the previous *** sampling and remediation will be snapped to an archive.
Each *** Asset Management will review the previous *** audit results with CLGX.

Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)
Supported Company
Random ***% of the CI Sampling
Attributes to be compared for audit consist of the following:
KACE ID – to identify matches in the AMDB
Host Name
Status
Domain
IP Address
MAC Address
OS Type
Service Pack
Hard Drive Size
Total RAM

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Manual Audit will be conducted. Any failure on data based on attribute to sampling of ***% of the CIs will be considered an SLA miss, a CI must meet the following requirements in order to pass the audit:
Device in AMDB = Yes
AMDB Status = Deployed
AMDB Data = KACE Data

Calculations (will be done Manually by Service Management)
Audit Accuracy = The count of accurately reported CIs within the sample set/ the total count of sample set CIs

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

8.	2.2.h KM-SM-CSAT Operations Managers

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	*** (every *** in ***)
Reporting Frequency:	*** (every ***), on or before the *** following the reporting period where the survey is closed
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure CoreLogic Operation Managers customer satisfaction
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	Manual Report
Exceptions:	Minimum acceptable returned surveys: ***% of surveys returned
Supplemental definition of terms:
Measures Supplier's performance through a jointly created *** (every *** and ***) survey to 'CoreLogic Operational Managers' (Measured on a –*** scale). Expected survey set of *** individuals. Average of all the scores related to the single overall satisfaction question selected by an Operational Managers in such survey (on a scale of ***, with *** representing the highest level of satisfaction.

Low Volume Eligible:	No
Threshold parameters:	>=***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Survey Sampling and Survey Results
Logical description of the SLA calculation:	Report Criteria Total Survey Feedback received ***% of Surveys Sent Calculations Service Level Achievement = (Sum of score responses from Operational Managers/ Number of responses received) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

9.	2.2.h.1 KM-SM-CSAT Operations Managers Service Improvement (SI)

DATES
SLA Start Date:	11/1/2016
First Reporting Period:	11/30/2016
First Report Date:	12/5/2016
Reporting Period:	*** (every in *** and ***)
Reporting Frequency:	*** (every ***), on or before *** following the reporting period where the survey is closed
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Measures supplier's performance in delivering items collected during the Operation Managers Survey;

1) Publish initial results of survey within *** (Overall score).

2) Publish detailed results of survey within *** of survey closure (Detailed results for every question within survey).

3) Publish action items logged as a result of survey and interview feedback within *** of survey closure.

4) Status of action items *** post survey closure (prep for next survey)

Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	Manual Report
Exceptions:	N/A

Low Volume Eligible:	No
Threshold parameters:	= ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Survey Sampling and Survey Results
Logical description of the SLA calculation:	Report Criteria Service Level Achievement = (A/B) Calculations A = In the reporting period is there a deliverable due? Y or N. B = Pass / Fail

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

10.	2.2.i KM-SM-CSAT-END USERS

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	*** on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure End User customer satisfaction
Associated hours of Operation:	N/A
Reporting Tools:	OPAS CSAT
Exceptions:	Minimum acceptable sample: 15% of surveys distributed
Supplemental definition of terms:

Measures Supplier's performance through a survey sent to***% of 'End Users' (Measured on a –*** scale). Average of all of the numeric scores selected by an Authorized User in such survey (on a scale of ***, with *** representing the highest level of satisfaction

Low Volume Eligible:	No
Threshold parameters:	>=***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Customer Survey Rating per Customer Sat Record
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”STARS”, “RELS”, “FINITI”
Customer Satisfaction Survey Feedback during the Reporting Period

Calculations
Service Level Achievement = (Sum of score responses from Authorized Users/ Number of responses received)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

11.	2.2.j KM-SM-CSAT DROP-END USERS

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure End User customer satisfaction drop
Associated hours of Operation:	N/A
Reporting Tools:	OPAS Datamart
Exceptions:	= Measured at the anniversary of Service Commencement Date - Drops in Authorized User satisfaction due to an agreed upon exceptional business events or due to CoreLogic directed
Supplemental definition of terms:	Number of months in a year (measured annually) when end user CSAT dropped below the prior month. Auto surveys based on services requested across all towers/functions. Compiled and summarized ***.
Low Volume Eligible:	No
Threshold parameters:	*** where the CSAT is lower than ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company
Logical description of the SLA calculation:
Report Criteria
All Individual *** CSAT performances during ***
Supporting Company = CORELOGIC, STARS, RELS, FINITI

SLA Missed = *** CSAT where CSAT is lower than ***

Calculations
Total no. of months were SLA Missed<=***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

12.	2.3.a CSL-SD-AVERAGE SPEED TO ANSWER

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
Average Speed to Answer (ASA) is the average across all calls to the Service Desk for the time taken from when a call is deemed to have entered the “wait queue” (once the caller has made their final selection from the IVR (interactive voice response) menu) to the time a Service Desk agent answers the call for the purposes of providing Services.

Associated hours of Operation:	24x7 see 1.4.8 Time Definitions
Reporting Tools:
Dell-provided system logs and any other designated tracking systems (e.g., ACD system, IVR), tracking will be made using https://client.ps.net system. All calls that were abandoned by the Caller prior to Service Desk taking the call will be excluded from the SLA Calculation.

Exceptions: Continual Service Improvement	Telephone calls to the Service Desk where the End User hangs up or disconnects prior to speaking with a Service Desk representative. Yes
Supplemental definition of terms:	None
Low Volume Eligible:	No
Threshold parameters:	***% of calls answered <=***
SLA Metrics and parameters: (field names in OPAS)	Speed to Answer (SA) for each call
Logical description of the SLA calculation:	Report Criteria Supporting Company = CORELOGIC, RELS, FINITI Calculations Total number of calls answered within ***/ total number of telephone calls answered by Service Desk during the Reporting Period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

13.	2.3.b KM-SD-AVERAGE HANDLE TIME

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the Average Handle Time (AHT) - Percentage of help desk calls that are handled within the target timeframe to support Speed to Answer (ASA) SLA attainment

Associated hours of Operation:	24x7 see 1.4.8 Time Definitions
Reporting Tools:	Automatic Call Distribution (ACD)
Exceptions: Continual Service Improvement	None Yes
Supplemental definition of terms:

Average Handle Time (AHT) is the average across all calls to the Service Desk for a Measurement Period of the time taken on the phone by the Service Desk agent for each call.

Actual Performance will be reported every month until Dell and CoreLogic come to an agreement on the KPI measurement value.

The KPI, once defined, will be subject to the Continuous Service Improvement Process in Schedule A-03 Section 6 and will have a cap of ***.

Low Volume Eligible:	No
Threshold parameters:	<= ***
SLA Metrics and parameters: (field names in OPAS)	Support Company
Logical description of the SLA calculation:
Report Criteria
All Calls within the ACD for the reporting period
Supporting Company = “CORELOGIC”, “STARS”, “RELS”, “FINITI”

Calculations
Actual performance will be reported = Total time in *** of all calls answered by a Service Desk agent during the Measurement Period/ number of answered calls

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

14.	2.3.c KM-SD-ABANDON RATE

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Abandon Rate - Maximum percentage of help desk calls that are abandoned
Associated hours of Operation:	24x7 see 1.4.8 Time Definitions
Reporting Tools:	Automatic Call Distribution (ACD)
Exceptions: Continual Service Improvement	Excludes calls abandoned < *** Yes
Supplemental definition of terms:

Call Abandon Rate measured as a percentage by adding the total number of calls to the Service Desk that hang up after selecting an option on the Voice Response Unit and before the call is answered by a live person and dividing this by the total number of calls to the Service Desk during the Measurement Period

Low Volume Eligible:	No
Threshold parameters:	<= ***
SLA Metrics and parameters: (field names in OPAS)	Support Company
Logical description of the SLA calculation:
Report Criteria
All Calls for Supporting Company = “CORELOGIC”, “RELS”, “FINITI”, “STARS” during the reporting period

Calculations
Service Level Achievement =Total number of calls abandoned/Total calls – exempted calls x 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

15.	2.3.d CSL-SD-FIRST CALL RESOLUTION

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	This Service Level measures the percentage of Incidents that are resolved during the first telephone Call to the Service Desk.
Associated hours of Operation:	24x7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS
Exceptions:
- Incidents received by the Service Desk by means other than telephone (for example, e-mail, fax, self-service portal) will be excluded when calculating attainment for this Service Level.
- Calls for which a ticket has already been opened for the same Incident. Example given: large scale outage, multiple users calling in regards the same issue; the initial reported incident is calculated as part of the SLA.
- Incidents that cannot be resolved by the Service Desk, as defined in a list to be developed by Dell during Transition Period and updated from time to time, in each case approved by CoreLogic.

Continual Service Improvement Supplemental definition of terms:	Yes Reference Material for transactions included as part of FAR is found on : ***
Low Volume Eligible:	Yes
Threshold parameters:	Percentage of help desk calls that are resolved on the first call in less than *** >= ***% of the Time
SLA Metrics and parameters: (field names in OPAS)	Incidents resolved by Service Desk through First Call resolution Incident flagged as FAR(First Assignment Resolution)
Logical description of the SLA calculation:
Report Criteria
• Supporting Company = “CORELOGIC”, “RELS”,”FINITI”, “STARS””
• Status = Resolved
• Assigned Date/Time
• Resolved Date/Time
• Support Group = CLGX-Service Desk
• FAR Candidate Eligible for FAR = “Yes”
• Group Transfer = 0
• Source = Phone

Calculations
First Call Resolution = (total # of Incidents during a Reporting Period that are resolved by a Service Desk representative during the first telephone call to the Service Desk within ***/ Total FAR Eligible incidents) * 100

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

16.	2.6.a KM-DT-END-USER DEVICE NEW USER SETUP

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the End User Device Setup (new user) - Percentage of new user setups that are successfully completed within the target timeframe
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:
- Batch new user setups will be excluded from the On-Time Completion percentage calculation.
- Remote Location: The eleventh or more new user setup per day per remote location will be excluded from SLA calculation.
- Campus Location: The sixteenth or more new user setup per day per campus location will be excluded from SLA calculation.
- Time before arrival of assets will be excluded from this measurement (i.e., ticket is submitted after arrival of all necessary assets.)
- Request for Non-Standard Hardware that requires unique configuration requirements not previously defined.
_ A Batch will be defined as *** new user set-ups per day for Remote locations and *** new user set-ups per day for Campus Locations.

Continual Service Improvement Supplemental definition of terms:
Yes

Measures the percentage of New Authorized User setup requests that are completed within the required timeframes during the Measurement Period Request Name : User Provisioning and Work Order = Computer Hardware Implementation

Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***) then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Requested by Company Request Summary Closed Date/Time Submitted Date/Time Approval Date/Time Pending Time Status Excluded from SLA Reporting
Logical description of the SLA calculation:
Report Criteria
All Request Records with Request Type = “New User Provisioning”
If Request Summary = “New User Provisioning”
Get Work Order Name = “*EUD*” or Work Order name = “Desk Phone*” or Work Order Name = “Mobile Device*” or ( Request Type = “
“TEMP NUP CLGX-Add or Install End User Device” or “
“TEMP NUP CLGX-Computer Hardware” or
“TEMP NUP CLGX-Desk Phone” or
“TEMP NUP CLGX-TEM-Mobile Device”)

Closed Date/Time is within the reporting date of the SLA
Excluded from SLA reporting <>”Yes”
Status = “Closed”
CoreLogic authorized users, currently:
Requested by Company = “CORELOGIC”, “RELS”,”FINITI”

Calculations
SLA Elapsed Time = Completed Date/Time – Approval Date/Time – Pending Time

Service Level Achievement = Number of End User Device Setup with SLA Elapsed time <= *** / Total number of End User Device Setup Service Requests for the Measurement Period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

17.	2.6.b1/2.6.b2 KM-DT-END-USER DEVICE SERVICES SUPPORT

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the End User Device Services Support - Percentage of end user device service support Incidents that are successfully completed within the target timeframe

Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management , OPAS Location Table
Exceptions:
Restoration Time does not include the following:
- Time that Incident Tickets are in "suspend mode" due to previously unknown third-party Software defects
- If there are instances or circumstances at a non-Dell facility where equipment failures (outside of equipment that Dell supports) fail and that inhibits/prohibits us from rendering services, then it’s suspended. Some of this could include facilities power failures, local equipment not in our support, etc. - Time incurred restoring Application data and/or functionality from tape media after Dell has returned Equipment to service.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA
- Incident Priority = “Critical” or “High” (already part of Critical or High Incidents SLA)

Continual Service Improvement Supplemental definition of terms:	Yes Measures the time interval between an Incident record being registered in the service management tool for Desktop Services related Incidents to the time that operation is restored
Low Volume Eligible:	Yes, provided that if any single Incident is not resolved within *** at staffed sites and more than *** for non-staffed sites, then this Low Volume exception shall not apply
Threshold parameters:	***% of Incidents completed within *** at staffed sites and within *** for non-staffed sites
SLA Metrics and parameters: (field names in OPAS)	Customer Company Reported Date/Time Closed Date/Time Pending Time OPAS Location Site Group Assignee Group Site Alias
Logical description of the SLA calculation:
Report Criteria
Customer Company = “CORELOGIC”, “RELS”, “FINITI”
Closed Date/Time within the reporting period
Priority = Medium or Low
Company = “CORELOGIC”, “RELS”,”FINITI”,
.Location Support Type = “Staffed*” or Non-Staffed*”
(Look up from location table)
Assignee Group = CLGX-FS* or Product Name = “*Phone*”

Calculations
Staffed SLA = (Resolved Date- Submit Date – Pending Time)/*meets SLA if Staffed SLA = ***
Non-Staffed SLA = (Resolved Date- Submit Date – Pending Time)/*meets SLA if Staffed SLA = ***

Service Level Achievement = (Total Met SLA for Staffed + Total Met SLA for Non-Staffed)/Total Incident Tickets during the reporting period based on Report Criteria x 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

18.	2.6.c KM-DT-END-USER DEVICE TERMINATION

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the End User Device Termination - Percentage of employee end user device termination requests that are successfully completed within the target timeframe
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:	This excludes any recovery of employee physical assets (for assets not in CoreLogic offices)
Continual Service Improvement Supplemental definition of terms:

Yes

Measures the degree of compliance of request for End User Device termination within the time period specified. The time period used is the elapsed time from activation of a task to closure of the Service Management Workflow System record.

Low Volume Eligible:	Yes, if single Incident resulting in default is restored in less than ***
Threshold parameters:	*** % of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Requested by Company Request Summary Closed Date/Time Submitted Date/Time Approval Date/Time Pending Time Status Excluded from SLA Reporting
Logical description of the SLA calculation:
Report Criteria
All Request Records with Request Type = “Terminate a Resource (Employee/Contractor/Vendor)”
Work Order = “Terminate Computer Hardware” or Work Order = “Terminate Desk phone”, or Work Order = “Terminate Mobile Device”
Closed Date/Time is within the reporting date of the SLA
Excluded from SLA reporting <>”Yes”
Status = “Closed”
Requested by Company = “CORELOGIC”, “RELS”,”FINITI”, “STARS”

Calculations
SLA Elapsed Time = Completed Date/Time – Approval Date/Time – Pending Time

Service Level Achievement = Number of End User Device Termination with SLA Elapsed time <= ***/ Total number of End User Device Setup Service Requests for the Measurement Period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

19.	2.6.d KM-DT-REQUEST-PACKAGING (DEVELOP AND PUSH)

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure Packaging - Percentage of packaging requests that are successfully completed within the target timeframe
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:	- Any time greater than *** for CoreLogic to perform applicable testing of the software package.
Supplemental definition of terms:

Measures the time taken to package software from the receipt of a request for new software to the time that the software is available for the Authorized User to install via the software distribution system. Software Package is a single software title whose installer has been modified in a manner to install with predetermined settings.

Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of work requests are completed within ***
SLA Metrics and parameters: (field names in OPAS)	Requested for Company Request Summary Closed Date/Time Submitted Date/Time Approval Date/Time Status Excluded from SLA Reporting
Logical description of the SLA calculation:
Report Criteria
All Request Records with Request Type = “Software Package Creation/Deployment - DTE”
Closed Date/Time is within the reporting date of the SLA
Excluded from SLA reporting <>”Yes”
Status = “Closed”
Requested by Company = “CORELOGIC”, “RELS”,”FINITI”,”STARS”

Calculations
SLA Elapsed Time = Completed Date/Time – Approval Date/Time - Pending Time
Service Level Achievement = Number of End User Packaging Request with SLA Elapsed time <=*** / Total number of End User Device Setup Service Requests for the Measurement Period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

20.	2.6.e1/2.6.e2 KM-DT-END-USER DEVICE MOVES/ADDS/CHANGES

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure End User Device Moves/Adds/Changes - Percentage of move requests that are successfully completed within the target timeframe
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests, Location
Exceptions:
- Batch MACDs will be excluded from the On-Time Completion percentage calculation.
- Remote Location: The eleventh or more MACDs per day per remote location will be excluded from SLA calculation.
- Campus Location: The sixteenth or more MACDs per day per campus location will be excluded from SLA calculation.

Batch (*** IMACDs in a day per CoreLogic Facility) Moves/Adds/Changes will be excluded from the on-Time Completion percentage calculation.

Continual Service Improvement Supplemental definition of terms:	Yes Measures the percentage of Moves/Adds/Changes (MACs) Service Requests completed within the required timeframes during the Measurement Period
Low Volume Eligible:	Yes, provided that if any single Incident is not resolved within *** at staffed sites and more than *** for non-staffed sites, then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within *** at staffed sites and *** at non-staffed sites
SLA Metrics and parameters: (field names in OPAS)	Requested for Company Request Summary Closed Date/Time Submitted Date/Time Approval Date/Time Status Excluded from SLA Reporting Site Alias
Logical description of the SLA calculation:
Report Criteria
All Request Records with Request Summary = “Move Request” , “Computer Hardware”;”De-Install Printer”, “Desk Phone”, “Install Printer – EUD”, “Mobile Device”
Closed Date/Time is within the reporting date of the SLA
Excluded from SLA reporting <>”Yes”
Status = “Closed”
Requested for Company = “CORELOGIC”, “RELS”,”FINITI”, “STARS”
Requester for. Location.Support Type = “staffed*” or Non-Staffed*”

(Look up people record of requested for to get location)

Calculations
Staffed SITE SLA = Completed Date/Time – Approval Date/Time /* SLA met = ***/
Non-Staffed SITE SLA = Completed Date/Time – Approval Date/Time /* SLA met = ***/

Service Level Calculation = (Total Staffed Site SLA Met + Total Non-Staffed Site SLA)/ Total no. of MAC request for the reporting period

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

21.	2.6.f KM-DT-CoreLogic PC Refresh

DATES
SLA Start Date:	6/1/2018
First Reporting Period:	6/30/2018
First Report Date:	7/6/2018
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A
Interpreted Intent of SLA:	The intent of this SLA is to measure the duration between completion time & end of lease date for the CoreLogic PC Refresh requests.
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Request Management
Exceptions:
Yes, 1) Records for sites not supported by NTT field services are out of scope for this SLA. (Non-supported sites: Austin TX, Bloomington MN, Milwaukee WI, Rochester NY & Oxford MS). 2) Approved work order driven projects (PMO) for bulk PC Refresh are excluded from this SLA.

Continual Service Improvement	Yes
Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)	Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS” Request Summary = CoreLogic PC Refresh
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = CoreLogic PC Refresh
Request Closed Date/Time is within the reporting period
Request Competition Date/Time is < than End of Lease Date
Excluded in SLA Reporting <> Yes

Calculations
Service Level Achievement = (A/B)*100%
A=Number of PC Refresh SRM’s closed
B= Number of PC Refresh SRM’s completed prior to end of lease date

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

22.	2.4.a KM-ENT-PATCH MANAGEMENT SERVERS

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure Patch management: Servers - Percentage of servers that are successfully patched within the target timeframe (from release of patch)
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Change Management
Exceptions:
- Post implementation of service pack, if Microsoft through their website releases a bug notification related to that specific Service Pack & that has caused unsuccessful implementation of patch.
- Time between Dell's request for CoreLogic's approval and when CoreLogic provides its approval

Supplemental definition of terms:

Apply Patches to all instances of enterprise infrastructure applications including acquiring, testing, and installing multiple patches (Service Pack).

Patch management tasks include: maintaining current knowledge of available patches, deciding what patches are appropriate, ensuring that patches are installed properly, testing systems after installation, and documenting all associated procedures, such as specific configurations required.

Definition of Normal and Critical patches are part of the PPM documentation for Intel and Unix support.

Low Volume Eligible:	No
Threshold parameters:	***% of normal patches applied in ***and critical patches applied in ***
SLA Metrics and parameters: (field names in OPAS)
Requested for Company
Actual Start Date/Time
Actual End Date/Time
Completed Date/Time
Exclude from SLA Reporting
Product Categorization Tier 1
Product Categorization Tier 2
Product Categorization Tier 3
Operational Categorization Tier 1
Operational Categorization Tier 2
Operational Categorization Tier 3
Excluded from SLA reporting

Logical description of the SLA calculation:
Report Criteria
Requested Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Completed Date and Time = within the SLA reporting period
Product Categorization 1 = “HARDWARE”;Product Categorization 2 = “SERVER”
Operational Category Tier 1 = “INSTALL”
Operational Category Tier 2 = “CODE”
Operational Category Tier 3 = “PATCH- MAINTENANCE”
Excluded from SLA Reporting <>”Yes”
Performance Rating = 5
Priority = Medium (target is Normal)
Priority = High (target is Critical)

Calculations
Critical Patches SLA = Complete Date/time - Submit Date/Time Date/Time (Should be equal to ***)

Normal Patches SLA = Complete Date/time - Submit Date/Time (Should be equal to ***)

Service Level Achievement = (Total number of Enterprise Patches that are successfully installed in accordance with SLA/ Total number of Enterprise Patches that are scheduled to be completed during the Measurement Period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

1.	2.4.b KM-ENT-PERCENTAGE AVAILABILITY OF RIGHTFAX SERVICE

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percentage Availability of Right Fax Service
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management , Change Management, Atrium
Exceptions:
- Single point of failure of hardware, software, or carrier services
Root Cause
- All records that will indicate not part of this SLA as part of RCA from clause "Will be measured using an Incident RCA based measurement approach" flagged as Excluded from SLA reporting

Supplemental definition of terms:	Service availability for Right Fax (including SQL server database) server to send and receive faxes.
Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Priority
Product Name
Incident ID
Incident Related Change
Incident Assigned Date/Time
Incident Resolved Date/Time
Change ID
Change CI Unavailability
Change CI Unavailability Start Date/Time
Change CI Unavailability End Date/Time

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”STARS”,”RELS”,”FINITI”
Priority = Critical or High
Service Tier = “RightFax”
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting

Calculations
Service Level Achievement = (Total number of hours of RightFax UPTIME/ Expected Uptime * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

2.	2.4.c CSL-ENT-PERCENTAGE AVAILABILITY OF EXCHANGE EMAIL SERVICE

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
Service Availability is defined as the ability of an Authorized User on an Exchange account to (a) access and retrieve information from an individual mailbox, and (b) send and receive messages via his or her mailbox using the Services (Outlook MAPI, OWA, IMAP or POP3).

Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management /Change Management, Atrium CMDB
Exceptions:
 - Individual mailbox or mobile device Availability, individual incoming and outgoing mail delivery time.
- Single point of failure (excluding RAID0 mail stores) of hardware, Software, or carrier services

Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	Expected Service Level – ***%
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Priority
Product Catalogue Tier 3
Incident ID
Incident Related Change
Incident Assigned Date/Time
Incident Resolved Date/Time
Change ID
Change CI Unavailability
Change CI Unavailability Start Date/Time
Change CI Unavailability End Date/Time
CMDB Service Tier

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”STARS”,”RELS”,”FINITI”,
Priority = Critical or High
CMDB Service Tier = “Exchange”

CI Name as provided above
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting

Calculations
Service Level Achievement = (Total number of hours of Exchange Email Service UPTIME/ Expected Uptime * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

3.	2.4.d CSL-ENT-PERCENTAGE AVAILABILITY OF CITRIX METAFRAME

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	Service Availability is defined by availability of core Citrix services like IMA service, Print spooler, XML service and published applications.
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Datamart Incident Management /Change Management, CMDB
Exceptions:	- Individual Citrix clients, individual Citrix Desktop Availability - For published applications, where the application is the root cause of the unavailability.
Supplemental definition of terms:	CMDB Service Tier=Citrix
Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Priority
Product Name
Incident ID
Incident Related Change
Incident Assigned Date/Time
Incident Resolved Date/Time
Change ID
Change CI Unavailability
Change CI Unavailability Start Date/Time
Change CI Unavailability End Date/Time

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,” RELS”,” FINITI”,” STARS”
Priority = High or Critical
CMDB Service Tier = Citrix
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting

Calculations
Service Level Achievement = (Total number of hours of Exchange Email Service UPTIME/ Expected Uptime * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

4.	2.9.a CSL-NW-Data Center LAN Availability

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
The intent of this SLA is to measure the Availability of Network Connectivity required for business operations - LAN (Data Center locations). Availability within data center, common communication between computing and associated devices. Redundant equipment is required. The service is determined to be available if either side of the redundancy is up and operational.

Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB. Will be measured using an Incident RCA based measurement approach.
Exceptions:	- No single LAN availability device could cause an SLA miss, unless that single device is unavailable for more than 4 hours.
Supplemental definition of terms:

To determine the impact and duration to service availability, the following process is adhered. True impact and duration are determined by analyzing the MIM communications, AIR & RCA. With that extracted start & end times (Excluding any scheduled maintenance downtime) a CI unavailability record is created on the parent incident management record to reflect & report the service impact duration.

Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of Data Center LAN Systems will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
Product Category Tier 3
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”,”Rels”,”Finiti”,”Stars”
Priority = High or Critical
Product Category Tier 1 = Hardware, Service
Product Category Tier 2 = Network
Product Category Tier 3 = Switch, Appliance, Firewall, Load Balancer
Service Tier = Network
Site group = Data Center
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Note: Any incident or unavailability record may be eligible, if the ticket categorization was not entered properly and outage was discovered to be Service related based on RCA.

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of devices in the LAN availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of LAN devices allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of LAN devices that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***%, this would mean there will be no more than *** of downtime.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

5.	2.9.b CSL-NW-Data Center WAN Availability

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
The intent of this SLA is to measure the Availability of Network Connectivity required for business operations - WAN (Data Center locations). Availability for inter-data center connection, internet, intranet, extranet, devices and circuits. Reachability; measurement of the total number of hours of Availability through VLANS and firewalls to internet service provider circuits, intranet and extranet circuit service providers, communication between data centers. Redundant equipment is required. The service is determined to be available if either side of the redundancy is up and operational.

Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB. Will be measured using an Incident RCA based measurement approach.
Exceptions:	- No single WAN availability device could cause an SLA miss, unless that single device is unavailable for more than ***.
Supplemental definition of terms:
To determine the impact and duration to service availability, the following process is adhered. True impact and duration are determined by analyzing the MIM communications, AIR & RCA. With that extracted start & end times (Excluding any scheduled maintenance downtime) a CI unavailability record is created on the parent incident management record to reflect & report the service impact duration.

Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of Data Center WAN Systems will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
Product Category Tier 3
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”,”Rels”,”Finiti”,”Stars”
Priority = High or Critical
Product Category Tier 1 = Hardware, Service
Product Category Tier 2 = Network
Product Category Tier 3 = Router, Gateway, Circuit
Service Tier = Network
Site group = Data Center
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Note: Any incident or unavailability record may be eligible, if the ticket categorization was not entered properly and outage was discovered to be Service related based on RCA.

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of devices in the WAN availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of WAN devices allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of WAN devices that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***%, this would mean there will be no more than *** of downtime.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

6.	2.9.c KM-NW-Campus LAN Availability

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this SLA is to measure the Availability of Network Connectivity required for business operations - LAN (Campus locations, Dallas/Irving, Irvine & San Diego). Availability within campus buildings, common communication between computing and associated devices. Assume redundant equipment exists at some level. The service is determined to be available if either side of the redundancy is up and operational.

Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB. Will be measured using an Incident RCA based measurement approach.
Exceptions: Continual Service Improvement	- No Single Campus LAN availability device could cause an SLA miss, unless that single device is unavailable for more than ***. Yes
Supplemental definition of terms:
To determine the impact and duration to service availability, the following process is adhered. True impact and duration are determined by analyzing the MIM communications, AIR & RCA. With that extracted start & end times (Excluding any scheduled maintenance downtime) a CI unavailability record is created on the parent incident management record to reflect & report the service impact duration.

Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of Campus LAN Systems will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
Product Category Tier 3
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”,”Rels”,”Finiti”,”Stars”
Priority = High or Critical
Product Category Tier 1 = Hardware, Service
Product Category Tier 2 = Network
Product Category Tier 3 = Switch, Appliance, Firewall, Load Balancer
Service Tier = Network
Site group <> Data Center
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Note: Any incident or unavailability record may be eligible, if the ticket categorization was not entered properly and outage was discovered to be Service related based on RCA.

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of devices in the Campus LAN availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of Campus LAN devices allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of Campus LAN devices that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***%, this would mean there will be no more than *** of downtime.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

7.	2.9.d1/2.9.d2 KM-NETWORK-REQUEST-FIREWALL, IP ADDRESS, HTTP PORT REQUESTS

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the IT Security - Percent of Firewall requests, I.P. Address Add, Change or Open HTTP, Port requests that are successfully completed within Target timeframe

Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:
 - Any hold in approval processes or change request initiated by CoreLogic
- Supplier's failure to meet this Service Level in respect of any hardware-related Incidents shall be excused to the extent that such failure is caused by any Supplier third party provider's failure to perform, or delay in performing, any repair or replacement actions required to be performed by such third party provider in connection with the resolution of any such Incident; provided, that (i) Supplier uses commercially reasonable efforts to cause such third party providers to perform within the required time frame and (ii) to the extent documented in Supplier's Root Cause Analysis
- Pending Time based on allowed Pending Event

Supplemental definition of terms:	Measures the time taken between processing of approved request(s)
Low Volume Eligible:	No
Threshold parameters:	***% of requests completed within ***; ***% completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary Name = Firewall Request or IP Assignment
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations

Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

***% - Service Level Achievement (within ***)= (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

***% - Service Level Achievement (within ***)= (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

8.	2.9.e CSL-NW-VOIP Availability

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:
The intent of this SLA is to measure the Availability of the VOIP Service. VOIP Availability consists of time voice communication between users was available. Includes contact center and end user. Redundant equipment and circuits are required.

Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB. Cisco operations manager or equivalent. Will be measured using an Incident RCA based measurement approach.
Exceptions:	- Excludes Avaya, Nortel and other non-enterprise VOIP systems. - No single VOIP availability device could cause an SLA miss, unless that single device is unavailable for more than ***.
Supplemental definition of terms:

To determine the impact and duration to service availability, the following process is adhered. True impact and duration are determined by analyzing the MIM communications, AIR & RCA. With that extracted start & end times (Excluding any scheduled maintenance downtime) a CI unavailability record is created on the parent incident management record to reflect & report the service impact duration.

Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of VOIP Systems will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”,”Rels”,”Finiti”,”Stars”
Priority = High or Critical
Service Tier = Network Voice
Site group = Data Center
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Note: Any incident or unavailability record may be eligible, if the ticket categorization was not entered properly and outage was discovered to be Service related based on RCA.

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of devices in the VOIP availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of VOIP devices allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to *.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of VOIP devices that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***%, this would mean there will be no more than *** of downtime.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

9.	2.9.f KM-NW-Call Center/Call Monitoring Requests

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Measures the time it takes to fulfill Call Center/Nice - Network Voice requests, including call agent IMACDs, call recording requests, etc.
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions: Continual Service Improvement	Yes
Supplemental definition of terms:
Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”, “Finiti”,”Rels”,”Stars”
Request Type Name = “Call Center/Nice - Network Voice”
Request Completed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

Service Level Achievement (within ***) = (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

10.	2.9.f1 KM-NW-Contact Center Call Flow

DATES
SLA Start Date:	8/1/2017
First Reporting Period:	8/31/2017
First Report Date:	9/7/2017
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Measures the time it takes to fulfill Contact Center - Call Flow Add / Change.
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions:
Supplemental definition of terms:
Requests being measured under this key measurement include both project & non-project records. To determine project work, the NTT VOIP team review items requested with NTT Project Management team (examples; acquisitions where voice is being migrated, upgrades, disconnects of toll free numbers and removal of scripts).

Low Volume Eligible:	Yes, provided that if any single request is not resolved within 45 business days, then this Low Volume exception shall not apply
Threshold parameters:	1) ***% within *** 2) ***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”, “Finiti”,”Rels”,”Stars”
Request Type Name = “Contact Center - Call Flow Add / Change”
Work Order Type = “General” & “Project”
Request Completed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time
Pending time is not excluded from the calculation for this measurement.

Service Level Achievement
Request SLA = Request Completed Date/Time – Request Approval Date/Time

Service Level Achievement (***% within *** & ***% within ***) = (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

11.	2.4.e CSL-MR-Server Availability - High

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as High.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No Single High availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as High which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:	High Availability Server detailed attributes presented in Appendix C. Configured Items related to this SLA will be: Product Catalog Tier 1= HARDWARE Product Catalog Tier 2 = SERVER Urgency = High
Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of High Availability servers will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CMDB Urgency
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
CMDB Urgency = “High”
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ***(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of servers in the High availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of servers allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of servers that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***% this would mean the *** server with more than ***of downtime would result in a miss of the SLA target.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

12.	2.4.f CSL-MR-Server Availability - Standard

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before*** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as Standard.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No Single Standard availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as High which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:	Standard Availability Server detailed attributes presented in Appendix C. Configured Items related to this SLA will be: Product Catalog Tier 1= HARDWARE Product Catalog Tier 2 = SERVER Urgency = Standard
Low Volume Eligible:	No
Threshold parameters:	***% of the time, ****% of Standard Availability servers will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CMDB Urgency
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
CMDB Urgency = “Standard”
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed =****(*** *** -.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of servers in the Standard availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of servers allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of servers that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***% this would mean the *** server with more than *** of downtime would result in a miss of the SLA target.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

13.	2.4.g KM-MR-Server Availability - Low

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as Low.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No Single Low availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as High which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:	Low Availability Server detailed attributes presented in Appendix C. Configured Items related to this SLA will be: Product Catalog Tier 1= HARDWARE Product Catalog Tier 2 = SERVER Urgency = Low
Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of Low Availability servers will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CMDB Urgency
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
CMDB Urgency = “Low”
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.)***. Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of servers in the Low availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of servers allowed to be unavailable more than (A) = (B)*(***-.)*** ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of servers that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***% this would mean the ***server with more than *** of downtime would result in a miss of the SLA target

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

14.	2.4.h KM-MR-Server Availability - Development

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as Development.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No Single Low availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as High which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:

Development Availability Server detailed attributes presented in Appendix C.
Configured Items related to this SLA will be:
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
Urgency = Development

Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CMDB Urgency
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
CMDB Urgency = “Development”
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Calculations

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

15.	2.4.i KM-MR-PHYSICAL SERVER PROVISIONING REQUEST

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the*** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure Physical Server Provisioning - Percentage of physical server installation requests that are successfully completed within the target timeframe (includes server configuration, backup and other workload automation)

Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:
- Greater than *** request is batch and will be excluded from the on-Time Completion percentage calculation.
- Time before arrival of assets will be excluded from this measurement (i.e. ticket is submitted after arrival of all necessary assets.)
- Customer Approval Time not included in SLA calculation
- Pending Time based on Valid Pending Activity

Continual Service Improvement Supplemental definition of terms:
Yes

Measures the percentage of Physical Service Provisioning Service Requests that are fulfilled by Supplier within the required timeframe. This Service Level applies to standard configuration x86 servers

Low Volume Eligible:	Yes, provided that if any single request is not resolved within *** , then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary= “Physical Server Install - UNIX/Linux – Internal” or
 “Physical Server Install – Windows – Internal”
Request ClosedDate/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

16.	2.4.j KM-MR-VIRTUAL SERVER PROVISIONING REQUEST

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the requests to add server(s) into Cloud Environment: Less than *** VM's - Percentage of server provisioning requests that are successfully completed within the target timeframe

Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:	- Greater than *** in single request is batch and will be excluded from the on-Time Completion percentage calculation.
Continual Service Improvement Supplemental definition of terms:	Yes Measures the percentage of Virtual Service Provisioning Requests (less than ***) that are fulfilled by Supplier within the required timeframe
Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Work Order Summary Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Virtual Server Install - Linux - Internal
or “Virtual Server Install - Windows - Internal “
And Work Order Summary = “Provision Server” and Work Order Summary = “Service Device/QA”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Completed Date for Work Orders – Earliest Assigned Date for Work - Total Pending Time

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

17.	2.4.k KM-ENT-PATCH MANAGEMENT (Non-Enterprise)

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure Patch management: Non-Enterprise - Percentage of devices that are successfully patched within the target timeframe (from release of patch)
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Change Management
Exceptions:
- Post implementation of service pack, if Microsoft through their website releases a bug notification related to that specific Service Pack & that has caused unsuccessful implementation of patch.
- Time between NTT request for CoreLogic's approval and when CoreLogic provides its approval

Supplemental definition of terms:

Apply Patches to all instances of non-enterprise infrastructure applications including acquiring, testing, and installing multiple patches (Service Pack).

Patch management tasks include: maintaining current knowledge of available patches, deciding what patches are appropriate, ensuring that patches are installed properly, testing systems after installation, and documenting all associated procedures, such as specific configurations required.

Definition of Normal and Critical patches are part of the PPM documentation

Low Volume Eligible:	No
Threshold parameters:	***% of normal patches applied in *** and critical patches applied in ***
SLA Metrics and parameters: (field names in OPAS)
Requested for Company
Actual Start Date/Time
Actual End Date/Time
Completed Date/Time
Exclude from SLA Reporting
Product Categorization Tier 1
Product Categorization Tier 2
Product Categorization Tier 3
Operational Categorization Tier 1
Operational Categorization Tier 2
Operational Categorization Tier 3
Excluded from SLA reporting

Logical description of the SLA calculation:
Report Criteria
Requested Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Completed Date and Time = within the SLA reporting period
Product Categorization 1 = “HARDWARE”;Product Categorization 2 = “SERVER”
Operational Category Tier 1 = “INSTALL”
Operational Category Tier 2 = “CODE”
Operational Category Tier 3 = “PATCH- MAINTENANCE”
Excluded from SLA Reporting <>”Yes”
Performance Rating = ***
Priority = Medium (target is Normal)
Priority = High (target is Critical)

Calculations
Critical Patches SLA = Complete Date/time - Submit Date/Time Date/Time (Should be equal to ***)

Normal Patches SLA = Complete Date/time - Submit Date/Time (Should be equal to ***)

Service Level Achievement = (Total number of Enterprise Patches that are successfully installed in accordance with SLA/ Total number of Enterprise Patches that are scheduled to be completed during the Measurement Period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

18.	2.5.a CSL-Storage-Availability

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of the Storage Service. Service Availability is defined by availability of storage frames, NAS appliances, and SAN connectivity.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB. Will be measured using an Incident RCA based measurement approach.
Exceptions:	- No Single Storage availability device could cause an SLA miss, unless that single device is unavailable for more than ***.
Continual Service Improvement Supplemental definition of terms:
Yes

To determine the impact and duration to service availability, the following process is adhered. True impact and duration are determined by analyzing the MIM communications, AIR & RCA. With that extracted start & end times (Excluding any scheduled maintenance downtime) a CI unavailability record is created on the parent incident management record to reflect & report the service impact duration.

Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of Storage Systems will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
Product Category Tier 3
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CoreLogic”,”Rels”,”Finiti”,”Stars”
Priority = High or Critical
Product Category Tier 1 = Hardware, Service
Product Category Tier 2 = Storage
Product Category Tier 3 = Storage, SAN Array, NAS, SAN Router, SAN Switch
Service Tier = Storage
Site group = Data Center
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes

Note: Any incident or unavailability record may be eligible, if the ticket categorization was not entered properly and outage was discovered to be Service related based on RCA.

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of devices in the Storage availability pool (B)
*Unit count (B) total is audited ***

Step 3. Calculate (C) = The count of Storage devices allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of Storage devices that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***%, this would mean the fourth device with more than *** of downtime would result in a miss of the SLA target.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

19.	2.5.b KM-STORAGE-REQUEST FOR TIER 1,2,3 FOR < 100 TB

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percentage of requests that are successfully completed within the target timeframe - Tier 1, 2, 3 Storage Provisioning <***% of allocated
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:
- Any Storage provisioning requests which exceed (in sum) more than ***% of allocated storage during the designated Measurement Period will be excluded.
- Locally attached storage
- Third Party Hardware Exception

Continual Service Improvement Supplemental definition of terms:
Yes

Measures the percentage of Tier 1, 2, and 3 storage configuration service requests, less than 100TB of all allocated storage, that are performed within the required timeframe during the Measurement Period
Allocated Storage is equivalent last month’s storage capacity report which will be used a monthly baseline for the ***% value.

Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Server Storage Request” (question included at the work order level to indicate whether the request Total Size in GB)
Request Closed Date/Time is within the reporting period
Total Size in GB <100 TB
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

20.	2.5.c KM-STORAGE-REQUEST FOR TIER 1,2,3 FOR >100 TB

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percentage of requests that are successfully completed within the target timeframe - Tier 1, 2, 3 Storage Provisioning >***% of allocated
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:	-Locally attached storage
Continual Service Improvement Supplemental definition of terms:
Yes

Measures the percentage of Tier 1, 2, and 3 storage configuration service requests, more than 100TB of all allocated storage, that are performed within the required timeframe during the Measurement Period

Low Volume Eligible:	No
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary Name = “Server Storage Request”)
Request Closed Date/Time is within the reporting period
Total Size in GB >100TB
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

21.	2.5.d KM-STORAGE - ADD BACKUP REQUEST TO SERVER

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percentage of requests to add servers to backup that are successfully completed within the target timeframe - Add backup service
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:	- Add backup service requests - If the number of Add backup service requests is greater than *** per business day, this will be considered a batch submission and executed as a project.
Continual Service Improvement Supplemental definition of terms:	Yes Measures the percentage of new backup Service Requests that are performed within the required timeframe during the Measurement Period
Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Server Back-up Schedule”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

22.	2.5.e KM-STORAGE - EMERGENCY RESTORE REQUEST FROM BACKUP

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the Percentage of restoration requests for business critical restore of file(s), folder(s), sub directory which is currently offsite completed within the target timeframe

Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management
Exceptions:	- The *** or more incidents per day will be excluded from SLA calculation. - Batch emergency restores will be excluded from the On-Time Completion percentage calculation.
Supplemental definition of terms:	Measures the percentage of emergency restore Incidents that are initiated via the physical restore within the required timeframe during the Measurement Period
Low Volume Eligible:	No
Threshold parameters:	***% of incidents initiated within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Product Name (Emergency restores will always be done via incident t) Pending Time Incident Assigned Date/Time Incident Resolved Date/Time Product Name Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Incident Resolved date/time within the reporting period
Product Name = EMERGENCY RESTORE
Excluded in SLA Reporting <> Yes

Calculations
Service Level Achievement Total Number of Emergency Restore Tickets Resolved within ***/Total Number of Emergency Restore Tickets

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

23.	2.5.f KM-STORAGE-BACKUP-JOB FAILURE

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percentage of backup job failures that are successfully addressed within the target timeframe - Business critical, backup job failure
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	Incident Ticket
Exceptions:
 Restoration Time does not include the following:
- Time that Incident Tickets are in "pending mode" due to previously unknown third party software defects.
- Time that Incident Tickets are in "suspend mode" for equipment related failures at non Dell facilities.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA

Supplemental definition of terms:	Measures the percentage of backup job failures that are successfully completed within the required timeframe during the Measurement Period
Low Volume Eligible:	Yes, provided that if any single failure successfully completed is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of failures are successfully completed within ***
SLA Metrics and parameters: (field names in OPAS)	Incident Assigned Date/Time Incident Resolved Date/Time Operational Category Tier 3 Excluded from Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, RELS”RELS”, “FINITI”, “STARS”
Incident Resolved Date/Time within the reporting period
Resolution Operational Category Tier 3 = BACK-UP FAILURE
Or Summary = “*Net Back-up*”

Calculations
Service Level Achievement = Total Incident Records Resolved within 2 days for Resolution Operational Category is Back-up Failure /Total Incident Records with Resolution Operational Category Tier 3 = BACK-UP FAILURE or Summary = “*Net Back-up*”

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

24.	2.5.g KM-STORAGE-BACKUP-RESTORE SEMIANNUAL REQUEST COMPLETION

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
The intent of this Service Level is to measure the Percentage of restores successfully completed within the target timeframe - CoreLogic requested restore of up to ***% of the backup media per/ semiannual or per compliance policy

Associated hours of Operation:	Reported semi-annually
Reporting Tools:	OPAS Change Records
Exceptions:
Supplemental definition of terms:	Measures the percentage of random restores that are successfully completed during designated Change Window
Low Volume Eligible:	Yes, provided that if any single restore is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of restores are successfully completed without fault and within ***.
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Changed Assigned Date/Time Change Resolved Date/Time Performance Rating Operational Categorization Tier 3
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Change Resolved Date and Time is within the reporting period
Performance Rating = 5 / Successful implementation
Operational Categorization 3 = BACK-UP RESTORE SEMIANNUAL REQUEST

Calculations
Service Level Achievement = Total Number of Change Records completed within ***/Total Number of Change Records on Back-up Restore Semiannual Request

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

25.	2.7.a CSL-T2L-Availability (Replaces Mainframe Availability CSL)

DATES
SLA Start Date:	9/1/2017
First Reporting Period:	9/30/2017
First Report Date:	10/7/2017
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as T2L.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No single T2L availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as T2L which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:	T2L Availability Server detailed attributes presented in Appendix C. Configured Items related to this SLA will be: Product Catalog Tier 1= HARDWARE Product Catalog Tier 2 = SERVER
Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of T2L Availability servers will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes
Review AIR/PM to determine if T2L server pool is impacted (audited availability pool quarterly with TAX team).

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of servers in the T2L availability pool (B)

Step 3. Calculate (C) = The count of servers allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of T2L servers that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***% this would mean that *** server with more than *** of downtime would result in a miss of the SLA target.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

26.	2.7.b CSL-T2L-TPE/BPE Availability (Replaces CICS Availability CSL)

DATES
SLA Start Date:	9/1/2017
First Reporting Period:	9/30/2017
First Report Date:	10/7/2017
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this SLA is to measure the Availability of an individual cluster or System that are classified as TPE/BPE.
Associated hours of Operation:	24x7
Reporting Tools:	OPAS Incident Management and Change Management, Atrium CMDB
Exceptions:
- No single TPE/BPE availability server could cause an SLA miss, unless that single server is unavailable for more than ***.
- Lack of availability caused by CoreLogic or CoreLogic’s Third Party Contractor as documented in Supplier’s Root Cause Analysis
- Third Party Hardware Exception
- If any node of the cluster is not available and the cluster itself is available then cluster is considered available.
- Any server classified as TPE/BPE which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at the time of the Incident will be excluded
- Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
- Scheduled Downtime due to Scheduled Changes

Supplemental definition of terms:	High Availability Server detailed attributes presented in Appendix C. Configured Items related to this SLA will be: Product Catalog Tier 1= HARDWARE Product Catalog Tier 2 = SERVER
Low Volume Eligible:	No
Threshold parameters:	***% of the time, ***% of TPE/BPE Availability servers will be available.
SLA Metrics and parameters: (field names in OPAS)
Supporting Company
Incident Assigned Date/Time
Incident Priority
Incident ID
Incident Resolved Date/Time
Product Category Tier 1
Product Category Tier 2
CI Unavailability Scheduled Actual Start Date/Time
CI Unavailability Scheduled Actual End Date/Time
CI Unavailability Unscheduled Actual Start Date/Time
CI Unavailability Unscheduled Actual End Date/Time
Related Change to Incident Record
Excluded from SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”,”RELS”,”FINITI”,”STARS”
Incident Priority = High or Critical
Product Catalog Tier 1= HARDWARE
Product Catalog Tier 2 = SERVER
Incident Resolved Date/Time = Period of Reporting
Incident Related Changes for All incidents during the Period of Reporting
Excluded from SLA Reporting <> Yes
Review AIR/PM to determine if TPE/BRE server pool is impacted (audited availability pool quarterly with TAX team).

Calculations
Step 1. Calculate (A) = Unavailability minutes per server allowed = ****(***-.***). Round up to nearest whole number = ***. This is not recalculated ***.

Step 2. Determine the count of servers in the TPE/BPE availability pool (B)

Step 3. Calculate (C) = The count of servers allowed to be unavailable more than (A) = (B)*(***-.***) ceiling up to nearest whole number.
Example: if the unit count is *** units, then the result of *** would be rounded up to ***.

Step 4. Calculate (D) = Based on CI unavailability & RCA, determine the count of TPE/BPE servers that were unavailable for more than step 1 (A). If (D) is more than step 3 (C) then the SLA would be a miss.

Example: If the unit count is *** units with a unit target of ***% and an availability target of ***% this would mean that *** server with more than *** of downtime would result in a miss of the SLA target.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

27.	2.7.c KM-EAPM-REQUEST-MONITORING SETUP (SYNTHETIC TRANSACTION)

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percent of Synthetic Transaction monitoring setup completed in the timeframe described.
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests
Exceptions:
Supplemental definition of terms:	Measures the amount of time between receipt of a monitoring setup request and the completion of the monitoring setup activity
Low Volume Eligible:	Yes, provided that if any single request is not resolved within *** times, then this Low Volume exception shall not apply
Threshold parameters:	***% of transactions (web page calls) completed in the target timeframe: *** or fewer transactions - *** *** transactions - *** *** transactions - ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Closed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Application Monitoring -BAC “
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes
No. of Trans (field in Details section of Work Order)

Calculations
Request SLA = Request Completed Date/Time – Request Approval Date/Time- Total Pending Time based on number of transactions

Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

28.	2.1.a KM-CAP-NEW USER REQUEST

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	The intent of this Service Level is to measure the Percent of new user account setup requests completed within the target timeframe
Associated hours of Operation:	Business Hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Service Requests, OPAS Incidents
Exceptions:	- Any hold in approval processes or Change Request initiated by CoreLogic - Any valid Pending events
Supplemental definition of terms:

Measures the time taken between processing of approved request to setup the account(s) SecAdmin will be the support group for Dell that handles User Access New User Provisioning Request will include:
    Active Directory
    Check Writer
    CRM
    Oracle
    Unix
    VPN
    TeamForge
    TimeTrack
    Mainframe
    RightFax
    Enterprise or Business Unit Software (list provided in the NUP form where Dell is required to provision logical access)
    AS/400 iseries

Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% of requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Work Order Assigned Date/Time Work Order Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
(Request Summary = “New User Provisioning “ and
Work Order Summary = “*SLA
or Request Summary = “*TEMP NUP CLGX-Oracle Access” or *TEMP NUP- SecAdmin- Mainframe/zSeries or *TEMP NUP UNIX User Addition or *TEMP NUP CLGX-Time Tracker or *TEMP NUP Digital Certificate (VPN) or
Request Closed Date/Time is within the reporting period
Work Order Complete Date/Time
Work Order Assigned Date/Time
Excluded in SLA Reporting <> Yes

AND All incident records with Summary = “PROVISION_CLGX:New User Activation*”

Calculations
Request SLA = Latest Work order Completed Date/Time – Work order earliest Assigned Date and Time- Total Pending Time

%Service Level Achievement (Number of successfully completed requests with Request SLA /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

29.	2.1.b1/2.1.b2 CSL-TERMINATION REQUEST

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Critical Service Level
Interpreted Intent of SLA:	The intent of this Service Level is to measure whether requests are resolved in a timely manner according to Severity Levels.
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS Request Management, OPAS Incident Records
Exceptions:	- Any hold in approval processes or Change Request initiated by CoreLogic - Any termination requests over 40 during a given day will not be measured -Pending time from valid Pending Event
Supplemental definition of terms:

Resolution Time means the elapsed time from the record being created to the time the record is completely resolved. Termination Request will include:
    Active Directory ID
    CRM
    Mainframe
    Oracle
    Remote Access/VPN
    UNIX
    RightFax
    TeamForge
    TimeTracker
    AS/400-iSeries
    Enterprise Business Applications

Low Volume Eligible:	No
Threshold parameters:	***% within *** and ***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Terminate A Resource (employee/contractor/vendor) and
Work Order Summary is = “Terminate System Access” or Terminate Mainframe Access or Terminate Remote Access VPN
AND All incident records for the period where
Summary = “TERMINATION_CLGX:Termination*”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes
Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Two (2) thresholds will be computed :
Threshold (1)
Service Level Achievement (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

Threshold (2)
Service Level Achievement (Number of successfully completed requests within *** /Total number of requests in the measurement period) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

30.	2.1.c1/2.1.c2 KM-CAP-FTP Add Account

DATES
SLA Start Date:	12/1/2017
First Reporting Period:	12/31/2017
First Report Date:	1/5/2018
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A
Interpreted Intent of SLA:	The intent of this SLA is to measure the completion time duration for FTP Add Account SRM.
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Request Management
Exceptions:	If over 25 requests per month the overage will be excluded from the measurement.
Supplemental definition of terms:	N/A
Low Volume Eligible:	Yes, provided that if any single request is not resolved within ***, then this Low Volume exception shall not apply
Threshold parameters:	***% completed within *** & ***% completed within ***

Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = FTP Add Account
Request Question = FTP Server
Request Answer = ANAFTP02 (FTP)
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes
Pending time is included

Calculations
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

31.	3.0.a KM-Security Audit - Critical

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	KM-Security Audit-Critical
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions: Continual Service Improvement	Yes
Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Security Audit Compliance Request” and Questions “Request Type” = “Client Audit”, “EI3PA/PCI”, “SOX”, “Remediation”, “SSAE16”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

32.	3.0.b KM-Security Audit - Normal

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	KM-Security Audit-Normal
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “Security Audit Compliance Request” and Questions “Request Type” = “Client Audit”, “EI3PA/PCI”, “SOX”, “Remediation”, “SSAE16”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

33.	3.0.c KM-Litigation Hold

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	KM-Litigation Hold
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS.”
Request Summary = “Place Litigation Hold”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

34.	3.0.d KM-HR Electronic Monitoring

DATES
SLA Start Date:	8/1/2013
First Reporting Period:	8/31/2013
First Report Date:	9/6/2013
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	KM-HR Elecmon
Associated hours of Operation:	Business hours – *** = 1 business day
Reporting Tools:	OPAS Request Management
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Request Summary = “HR ElecMon”
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

35.	2.3.e KM-SM-GENERAL REQUEST FULFILMENT

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Requests that are completed within the target timeframe. Measures the time interval between a Request being created in the service management tool to the time of work order completion
Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Request Management
Exceptions: Continual Service Improvement	No Yes
Supplemental definition of terms:	N/A
Low Volume Eligible:	No
Threshold parameters:	***% of Requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Pending Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Supporting Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
All Request Management tickets that are not included in previous SLAs
Request Closed Date/Time is within the reporting period
Excluded in SLA Reporting <> Yes

Calculations
Request SLA = Latest Work Order Completed Date/Time – earliest Work Order Assigned Date/Time

Service Level Achievement
Number of Requests with SLA Elapsed time under the threshold / Total number of Requests for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

36.	2.3.f KM-SM-CHANGE SUCCESS

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Change performance rating will be agreed upon by both Dell and CoreLogic
Associated hours of Operation:	N/A
Reporting Tools:	OPAS Change Management
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:
Threshold parameters:	***% of closed changes successfully implemented
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Status Status Reason Change Completed Date/Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Location Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Status = Closed
Status Reason = “Automatically Closed”, “Final Review Complete”, “Successful”
Excluded in SLA Reporting <> Yes

Service Level Achievement
Number of Changes with SLA criteria / Total number of changes for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

37.	2.3.g KM-SM-CHANGE CAUSING OUTAGES

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Change performance rating will be agreed upon by both Dell and CoreLogic.
Associated hours of Operation:	N/A
Reporting Tools:	OPAS Change Management, Incident Management
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:
Threshold parameters:	< ***% of Change Requests causing outages (critical or high incident)
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Status Status Reason Change Completed Date/Time Excluded in SLA Reporting
Logical description of the SLA calculation:
Report Criteria
Location Company = “CORELOGIC”, “FINITI”,”RELS”,”STARS”
Status = Closed
Related Incident with Submit Date/Time within 24 hours and limited to 15 natural days after Change scheduled start date/time
Excluded in SLA Reporting <> Yes

Service Level Achievement
Number of Changes with SLA criteria / Total number of changes for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

38.	2.3.h KM-SM-INCIDENT MANAGEMENT - MEDIUM

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Incident Handling Medium: Percent of Medium Incidents that are restored within the target timeframe. Measures the time interval between an Incident record being registered in the service management tool for Medium Incidents to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround.

Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management
Exceptions:
Restoration Time does not include the following:
- Time that Incident Tickets are in "suspend mode" due to previously unknown third-party software defects.
- If there are instances or circumstances at a non-Dell facility where equipment failures (outside of equipment that we support) fail and that inhibits/prohibits us from rendering services, then it’s suspended.  Some of this could include Power failures, local equipment not in our support, etc.
- Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA.

Incidents and outages due to the following incident management exclusion reasons:
2.2.a.1 Scrub, Incident deemed misclassified by CoreLogic exclusion committee.
2.2.a.2 Scrub, Non-Supplier supported site.
2.2.a.3 Scrub, Server/System not in production (not in-service).
2.2.a.4 Scrub, CoreLogic Application related outage that is not Supplier infrastructure caused.
2.2.a.5 Scrub, duplicate Incident record.
2.2.a.6 Scrub, Scheduled Downtime per system.
2.2.a.7 Scrub, Monitoring Alerts, No outage or CoreLogic impact noted.
2.2.a.8 Scrub, Eligible Recipient requested escalation for Emergency Change, No CoreLogic outage.
2.2.a.9 Scrub, CoreLogic requested the Incident Severity be raised to bypass process/lead times.
2.2.a.10 Scrub, Non-Supplier Third Party outage.
2.2.a.11 Scrub, Final CoreLogic Resolver Group.
2.2.a.12 Scrub, Incident related to Supplier reported known errors where solution/remediation not approved by CoreLogic.

Continual Service Improvement Supplemental definition of terms:	Yes
Low Volume Eligible:	No
Threshold parameters:	***% of Requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company+* All Incident Recording during the Reporting Period that are not already include in previous SLAs Priority* Status.Resolved. Date/TIME Opened Date/Time Total Pending Time

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
(a) Company+*="CoreLogic ", “STARS”, “RELS”,”FINITI”
(b) Status.Resolved Date/TIME is within the data range selected for running the report
(c) Priority = “Medium”
(d) Opened Date/Time
(e) Exclude from SLA Reporting <> “Yes”

Calculations
Time to restore service = Status Resolved Date/Time - Opened Date/Time – Pending Time

Service Level Achievement
Number of Incidents with SLA Elapsed time under the threshold / Total number of Incidents for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

39.	2.3.i KM-SM-INCIDENT MANAGEMENT - LOW

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Incident Handling Medium: Percent of Medium Incidents that are restored within the target timeframe. Measures the time interval between an Incident record being registered in the service management tool for Medium Incidents to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround.

Associated hours of Operation:	Business hours see 1.4.8 Time Definitions
Reporting Tools:	OPAS Incident Management
Exceptions:
Restoration Time does not include the following:
- Time that Incident Tickets are in "suspend mode" due to previously unknown third-party software defects.
- If there are instances or circumstances at a non-Dell facility where equipment failures (outside of equipment that we support) fail and that inhibits/prohibits us from rendering services, then it’s suspended.  Some of this could include Power failures, local equipment not in our support, etc.
- Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
- Third Party Hardware Exception
- Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA.

Incidents and outages due to the following incident management exclusion reasons:
2.2.a.1 Scrub, Incident deemed misclassified by CoreLogic exclusion committee.
2.2.a.2 Scrub, Non-Supplier supported site.
2.2.a.3 Scrub, Server/System not in production (not in-service).
2.2.a.4 Scrub, CoreLogic Application related outage that is not Supplier infrastructure caused.
2.2.a.5 Scrub, duplicate Incident record.
2.2.a.6 Scrub, Scheduled Downtime per system.
2.2.a.7 Scrub, Monitoring Alerts, No outage or CoreLogic impact noted.
2.2.a.8 Scrub, Eligible Recipient requested escalation for Emergency Change, No CoreLogic outage.
2.2.a.9 Scrub, CoreLogic requested the Incident Severity be raised to bypass process/lead times.
2.2.a.10 Scrub, Non-Supplier Third Party outage.
2.2.a.11 Scrub, Final CoreLogic Resolver Group.
2.2.a.12 Scrub, Incident related to Supplier reported known errors where solution/remediation not approved by CoreLogic.

Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% of Requests completed within ***
SLA Metrics and parameters: (field names in OPAS)	Supporting Company+* All Incident Recording during the Reporting Period that are not already include in previous SLAs Priority* Status.Resolved. Date/TIME Opened Date/Time Total Pending Time

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
(a) Company+*="CoreLogic ", “STARS”, “RELS”,”FINITI”
(b) Status.Resolved Date/TIME is within the data range selected for running the report
(c) Priority = “Low”
(d) Opened Date/Time
(e) Exclude from SLA Reporting <> “Yes”

Calculations
Time to restore service = Status Resolved Date/Time - Opened Date/Time – Pending Time

Service Level Achievement
Number of Incidents with SLA Elapsed time under the threshold / Total number of Incidents for the Measurement Period * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

40.	2.3.j KM-SM-OPAS AVAILABILITY

DATES
SLA Start Date:	3/1/2015
First Reporting Period:	3/31/2015
First Report Date:	4/7/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:	Percentage OPAS Availability. OPAS Availability consists of time the OPAS ticketing system is fully available to users.
Associated hours of Operation:	24X7 see 1.4.8 Time Definitions
Reporting Tools:	OPAS outage records
Exceptions:
Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***%
SLA Metrics and parameters: (field names in OPAS)	Calendar Maintenance Window Performance Tool
Logical description of the SLA calculation:
Report Criteria
Use normal group & device (region/job name) approach where downtime are set tin OPAS with information on date, start time and end time of downtime.
Represented Total Downtime inclusive of planned change.

Calculations
Service Level Agreement = Total Number of Hours Uptime/Expected Uptime x 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

41.	2.2.k KM-ENT-Purchase Order Creation

DATES
SLA Start Date:	7/1/2015
First Reporting Period:	8/1/2015
First Report Date:	9/5/2015
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Measures Dell Purchase Orders (PO) created within the target timeframe, for hardware being purchased on CoreLogic’s behalf at CoreLogic’s request. This will encompass RU based server related and/or any approved project based purchase requests regardless of hardware or vendor. Measures the time interval between an OPAS request or project Work Order/Change Order being approved to the time of purchase order creation.

Associated hours of Operation:	Business hours - *** = 1 business day
Reporting Tools:	OPAS
Exceptions:	Any other purchase requests that are not RU based or through an approved project. Circuits are excluded, but circuit hardware is not. CoreLogic cancellations of a PO request.
Supplemental definition of terms:
For the RU based purchase requests, the request types include:
• Physical Server Install – (All Platform/Types)
• Server Storage Request
• Server Request – Hosted

For approved project based purchase requests, request types are irrelevant. Reference the methodology below.

Low Volume Eligible:	Yes, provided that if any single purchase request is not completed within ***, then this Low Volume exception shall not apply.
Threshold parameters:	***% of purchase orders created in the target timeframe: *** (***) regardless of vendor or hardware type Note: *** = 1 business day
SLA Metrics and parameters: (field names in OPAS)	Supporting Company Request Summary Name Request Approval Date/Time Request Assigned Date/Time Request Completed Date/Time Excluded in SLA Reporting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

DATES
Logical description of the SLA calculation:
Report Criteria
For RU based purchase requests in OPAS:
(a) Company+*="CoreLogic ", “STARS”, “RELS”
(b) Request Summary in:
• Physical Server Install – (All Platform/Types)
• Server Storage Request
• Server Request – Hosted
(c) Request Approval Date/Time

For all types, to determine monthly data inclusion:
Dell Internal SRM Work Order creation Timestamp for Dell hardware or Ariba PO creation Timestamp for non-Dell hardware is within the date range selected for running the report

Calculations
For RU based purchase requests:
SLA = Dell Internal SRM PO Work Order creation Timestamp for Dell hardware or Ariba PO creation Timestamp for non-Dell hardware – OPAS Request Approval Date/Time

For approved project based requests:
SLA = Dell Internal SRM PO Work Order creation Timestamp for Dell hardware or Ariba PO creation Timestamp for non-Dell hardware – Work Order/Change Order Signature Date/Time

Service Level Achievement (Number of successfully completed purchase requests within SLA /Total number of purchase requests in the measurement period) * 100%

NOTE: Pending time is not excluded from measurement

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

42.	4.0.a KM-DR-Disaster Recovery Exercise - RTO

DATES
SLA Start Date:	3/1/2016
First Reporting Period:	4/1/2016
First Report Date:	4/7/2016
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Percent of Product or Business Line infrastructure that is restored within the target timeframe based on published infrastructure Recovery Time Objectives (RTO) as agreed by both parties.
Measures the on-time percentage of applicable infrastructure RTO.

Associated hours of Operation:	N/A
Reporting Tools:	DRE RTO detailed data as provided by Dell
Exceptions:
If during the measurement period, the schedule DR exercise involves first time testing of Business Line / Product infrastructure & applications those results will be excluded from this measurement. This exception would not include first time testing of application subcomponents, where the Business Line / Product had been involved in prior exercise.

Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% of infrastructure RTO objectives met in a DRE for each Product or Business Line
SLA Metrics and parameters: (field names in OPAS)
Logical description of the SLA calculation:
Report Criteria
Published infrastructure RTO objectives
DRE RTO detailed data

Calculations
Service Level Achievement = (Count of infrastructure RTO objectives met in a DRE / Count of infrastructure RTO objectives in a DRE) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

43.	4.0.b KM-DR-Disaster Recovery Exercise - RPO

DATES
SLA Start Date:	3/1/2016
First Reporting Period:	4/1/2016
First Report Date:	4/7/2016
Reporting Period:	***
Reporting Frequency:	***, on or before the *** following the reporting period
UNDERSTANDING
Contract Reference: Category:	CORELOGIC-Dell Schedule A-3.1(Service Level Matrix) CORELOGIC-Dell Supplement A Key Measurement
Interpreted Intent of SLA:
Percent of Product or Business Line infrastructure that is restored within the target timeframe based on published infrastructure Recovery Point Objectives (RPO) as agreed by both parties using data recovery systems managed by Dell. Measures the actual data recovery point vs planned data recovery point.

Associated hours of Operation:	N/A
Reporting Tools:	DRE RPO detailed data as provided by Dell
Exceptions:
If during the measurement period, the schedule DR exercise involves first time testing of Business Line / Product infrastructure & applications those results will be excluded from this measurement. This exception would not include first time testing of application subcomponents, where the Business Line / Product had been involved in prior exercise.

Supplemental definition of terms:
Low Volume Eligible:	No
Threshold parameters:	***% of infrastructure RPO objectives met in a DRE for each Product or Business Line
SLA Metrics and parameters: (field names in OPAS)
Logical description of the SLA calculation:
Report Criteria
Published infrastructure RPO objectives
DRE RPO detailed data

Calculations
Service Level Achievement = (Count of infrastructure RPO objectives met in a DRE / Count of infrastructure RPO objectives in a DRE) * 100%

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

3.	Document History
The table below is used to track the actions taken upon this document and provide a history of when the action was taken, whom by and the action itself (update, review, approval or publication).

Date	Action	Name	Version
8/15/2017	Initial creation	***	1.0
5/15/2018	Added PC Refresh KM 2.6.f and added CSI flags as appropriate	***	1.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

MASTER SERVICES AGREEMENT

between

CORELOGIC SOLUTIONS, LLC

and

DELL MARKETING L.P.

July 19, 2012

SUPPLEMENT A

SCHEDULE A-3.1

SERVICE LEVEL MATRIX

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

INTRO

"Third Party Hardware Exception" means Supplier's failure to meet the timing requirements of any single Unit that is subject to the applicable Service Level shall be excused if and to the extent such failure is caused by the failure of a third party vendor to repair or replace Equipment, other than Equipment that is included within Supplier’s cloud environment; but only if (i) Supplier uses commercially reasonable efforts to cause such third party vendor to perform within the time frame required for such Unit, (ii) Supplier notifies CoreLogic promptly after such third party vendor’s failure or delay and (iii) Supplier documents such failure in a Root Cause Analysis after such failure. Any time for which Supplier’s failure to meet the applicable timing requirement is excused by the immediately preceding sentence shall be removed (i.e., excluded) from the calculation of total time to restore such Unit as defined in the Service Level definition. For purposes of the Third Party Hardware Exception, "Unit" means the applicable unit of measurement for the applicable Service Level (e.g., Incident or other applicable unit that is being measured in accordance with the definition and formula for such Service Level).

SLA REFERENCES

Service Area	Service Level	Category	Weighting

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

Service Management	2.2.a CSL-SM-Incident Handling - Critical	Critical Service Level	***
Service Management	2.2.b CSL-SM-Incident Handling - High	Critical Service Level	***
Service Management	2.2.c KM-SM-INCIDENT COMMUNICATION	Key Measure
Service Management	2.2.d KM-SM-PERCENTAGE OF INCIDENTS THAT ARE ACCURATELY TRIAGED	Key Measure
Service Management	2.2.3 KM-SM-Incident Communication - Continual	Key Measure
Service Management	2.2.f1/2.2.f2 KM-SM-Problem Management-Service Impact Document Delivery (AIR and RCA)	Key Measure
Service Management	2.2.g KM-SM-ASSET INVENTORY- ACCURACY	Key Measure
Service Management	2.2.h KM-SM-CSAT Operations Managers	Key Measure
Service Management	2.2.h.1 KM-SM-CSAT Operations Managers Service Improvement (SI)	Key Measure
Service Management	2.2.i KM-SM-CSAT-END USERS	Key Measure
Service Management	2.2.j KM-SM-CSAT DROP-END USERS	Key Measure
Service Desk	2.3.a CSL-SD-AVERAGE SPEED TO ANSWER	Critical Service Level	***
Service Desk	2.3.b KM-SD-AVERAGE HANDLE TIME	Key Measure
Service Desk	2.3.c KM-SD-ABANDON RATE	Key Measure
Service Desk	2.3.d CSL-SD-FIRST CALL RESOLUTION	Critical Service Level	***
Desktop	2.6.a KM-DT-END-USER DEVICE NEW USER SETUP	Key Measure
Desktop	2.6.b1/2.6.b2 KM-DT-END-USER DEVICE SERVICES SUPPORT	Key Measure
Desktop	2.6.c KM-DT-END-USER DEVICE TERMINATION	Key Measure
Desktop	2.6.d KM-DT-REQUEST-PACKAGING (DEVELOP AND PUSH)	Key Measure
Desktop	2.6.e1/2.6.e2 KM-DT-END-USER DEVICE MOVES/ADDS/CHANGES	Key Measure
Desktop	2.6.f KM-DT-CoreLogic PC Refresh	Key Measure
Enterprise	2.4.a KM-ENT-PATCH MANAGEMENT SERVERS	Key Measure
Enterprise	2.4.b KM-ENT-PERCENTAGE AVAILABILITY OF RIGHTFAX SERVICE	Key Measure
Enterprise	2.4.c CSL-ENT-PERCENTAGE AVAILABILITY OF EXCHANGE EMAIL SERVICE	Critical Service Level	***
Enterprise	2.4.d CSL-ENT-PERCENTAGE AVAILABILITY OF CITRIX METAFRAME	Critical Service Level	***
Network	2.9.a CSL-NW-Data Center LAN Availability	Critical Service Level	***
Network	2.9.b CSL-NW-Data Center WAN Availability	Critical Service Level	***
Network	2.9.c KM-NW-Campus LAN Availability	Key Measure
Network	2.9.d1/2.9.d2 KM-NETWORK-REQUEST-FIREWALL, IP ADDRESS, HTTP PORT REQUESTS	Key Measure
Network	2.9.e CSL-NW-VOIP Availability	Critical Service Level	***
Network	2.9.f KM-NW-Call Center/Call Monitoring Requests	Key Measure
Network	2.9.f1 KM-NW-Contact Center Call Flow	Key Measure
Midrange	2.4.e CSL-MR-Server Availability - High	Critical Service Level	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 24b-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH “***”.

Midrange	2.4.f CSL-MR-Server Availability - Standard	Critical Service Level	***
Midrange	2.4.g KM-MR-Server Availability - Low	Key Measure
Midrange	2.4.h KM-MR-Server Availability - Development	Key Measure
Midrange	2.4.i KM-MR-PHYSICAL SERVER PROVISIONING REQUEST	Key Measure
Midrange	2.4.j KM-MR-VIRTUAL SERVER PROVISIONING REQUEST	Key Measure
Midrange	2.4.k KM-ENT-PATCH MANAGEMENT (Non-Enterprise)	Key Measure
Storage	2.5.a CSL-Storage-Availability	Critical Service Level	***
Storage	2.5.b KM-STORAGE-REQUEST FOR TIER 1,2,3 FOR < 100 TB	Key Measure
Storage	2.5.c KM-STORAGE-REQUEST FOR TIER 1,2,3 FOR >100 TB	Key Measure
Storage	2.5.d KM-STORAGE - ADD BACKUP REQUEST TO SERVER	Key Measure
Storage	2.5.e KM-STORAGE - EMERGENCY RESTORE REQUEST FROM BACKUP	Key Measure
Storage	2.5.f KM-STORAGE-BACKUP-JOB FAILURE	Key Measure
Storage	2.5.g KM-STORAGE-BACKUP-RESTORE SEMIANNUAL REQUEST COMPLETION	Key Measure
Mainframe	2.7.a CSL-T2L-Availability (Replaces Mainframe Availability CSL)	Critical Service Level	***
Mainframe	2.7.b CSL-T2L-TPE/BPE Availability (Replaces CICS Availability CSL)	Critical Service Level	***
EAPM	2.7.c KM-EAPM-REQUEST-MONITORING SETUP (SYNTHETIC TRANSACTION)	Key Measure
CAP	2.1.a KM-CAP-NEW USER REQUEST	Key Measure
CAP	2.1.b1/2.1.b2 CSL-TERMINATION REQUEST	Critical Service Level	***
CAP	2.1.c1/2.1.c2 KM-CAP-FTP Add Account	Key Measure
Compliance	3.0.a KM-Security Audit - Critical	Key Measure
Compliance	3.0.b KM-Security Audit - Normal	Key Measure
Compliance	3.0.c KM-Litigation Hold	Key Measure
Compliance	3.0.d KM-HR Electronic Monitoring	Key Measure
Service Management	2.3.e KM-SM-GENERAL REQUEST FULFILMENT	Key Measure
Service Management	2.3.f KM-SM-CHANGE SUCCESS	Key Measure
Service Management	2.3.g KM-SM-CHANGE CAUSING OUTAGES	Key Measure
Service Management	2.3.h KM-SM-INCIDENT MANAGEMENT - MEDIUM	Key Measure
Service Management	2.3.i KM-SM-INCIDENT MANAGEMENT - LOW	Key Measure
Service Management	2.3.j KM-SM-OPAS AVAILABILITY	Key Measure
Enterprise	2.2.k KM-ENT-Purchase Order Creation	Key Measure
DR	4.0.a KM-DR-Disaster Recovery Exercise - RTO	Key Measure
DR	4.0.b KM-DR-Disaster Recovery Exercise - RPO	Key Measure